SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported: July 5, 2005

                            TOP GROUP HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                             000-1103640                 84-1482082
------------------                ----------------           ------------------
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)

1398 Monterey Pass Road, Monterey Park, CA                      91754
--------------------------------------------------          -------------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (323) 261-1198
                                                      --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

|_| Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

None

Item 1.02 Termination of a Material Definitive Agreement

None

Item 1.03 Bankruptcy or Receivership

None

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

None

Item 2.02 Results of Operations and Financial Condition

None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

None

Item 2.05 Costs Associated with Exit or Disposal Activities

None

Item 2.06 Material Impairments

None

Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

None

Item 3.02 Unregistered Sales of Equity Securities

None

Item 3.03 Material Modification to Rights of Security Holders

None

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

None.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

None.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

None

Section 6 - [Reserved]

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

None

Section 8 - Other Events

Item 8.01 Other Events

After opening up two retail outlets in Temple City of California and San Francisco of California in July of this year, Top Group Holdings, Inc. has entered into four more leases for stores located in Westmont of Illinois, Hacienda Heights of California, Irvine of California and Alhambra of California. All of these stores are part of its plan to commence a chain of member-only stores in locations with large Chinese immigrant populations, offering Chinese culture-related merchandise such as books, pre-recorded CDs, stationery, gifts, and sports goods. The Company is still in the process of creating an online presence where customers can purchase these items.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

A. Financial Statements - None


      B.    Exhibits -  10.1  Lease between Inland Commercial Property
                              Management, Inc. and Ru Hua Song/Soyodo,Inc., later assigned to Ru Hua Song/Top Group Holdings, Inc.

                        10.2 Lease between Mar. Limited Liability Company and Ru Hua Song/Top Group Holdings, Inc.

                        10.3 Lease between Von Karman Plaza, LLC and Top Group Holdings, Inc.

                        10.4 Lease between Brock Trust and Top Group Holdings, Inc.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 20, 2005                 TOP GROUP HOLDINGS, INC.



                                         By: /s/ Ru-hua Song
                                         ---------------------------------------
                                         Ru-hua Song, President